THE LIBERTY FUND

                 Supplement to Prospectuses dated March 1, 2002

The section Managing the Fund; Portfolio Managers is revised in its entirety as follows:

Harvey B. Hirschhorn, CFA, a senior vice president of Colonial Management Associates, Inc. (Colonial), is the lead portfolio manager of the Fund and has managed the Fund since August, 2000. Mr. Hirschhorn is an executive vice president and chief economist and investment strategist of Stein Roe & Farnham Incorporated (Stein Roe), an affiliate of Colonial, and has been affiliated with and has managed various other funds for Stein Roe since 1973.

The portfolio manager of the Fund's equity investments is as follows:

Scott Schermerhorn, a senior vice president of Colonial, has co-managed the Fund since August, 2000. Mr. Schermerhorn has managed various other funds at Colonial since October, 1998. Prior to joining Colonial, Mr. Schermerhorn was the head of the value team at Federated Investors from May, 1996 to October, 1998 where he managed the American Leader Fund, Federated Stock Trust and Federated Stock and Bond Fund, as well as other institutional accounts.

The portfolio managers of the Fund's fixed income investments are as follows:

Michael T. Kennedy, CFA, a senior vice president of Colonial, has co-managed the Fund since January, 2001. Mr. Kennedy is a senior vice president of Stein Roe and has been affiliated with and has managed various other funds for Stein Roe since 1987.

Laura A. Ostrander, a senior vice president of Colonial, has co-managed the Fund since January, 2001 and has co-managed various other Colonial funds since December, 1996.

Scott B. Richards, CFA, a senior vice president of Colonial, has co-managed the Fund since January, 2001 and has been the lead manager of another Colonial fund since May, 1999. Prior to joining Colonial, Mr. Richards was employed with State Street Research & Management Company as a vice president and portfolio manager since 1994.

Nordea Investment Management North America, Inc.`s (NIMNAI) investment decisions are made by a team. No single individual at NIMNAI is primarily responsible for making investment decisions with respect to the Fund.



721-36/325J-0302                                                 April 1, 2002